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                            SUPPLEMENT TO PROSPECTUS
              THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT A
                                DATED MAY 1, 1998



The "Ten Day Right to Review" section of the prospectus is amended and restated as follows:

RIGHT TO REVIEW CONTRACT

         The contract owner may cancel the contract by returning it to the Company's Annuity Service Office or to the contract owner's registered representative at any time within 10 days after receipt of the contract. Within 7 days of receipt of the contract by the Company, the Company will pay to the contract owner the contract value, less any debt, computed at the end of the valuation period during which the contract is received by the Company. When the contract is issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10 day period, the Company will return the purchase payment if it is greater than the amount otherwise payable.

         If the contract is purchased in connection with a replacement of an existing annuity contract (as described below), the contract owner may also cancel the contract by returning it to the Company's Annuity Service Office or the contract owner's registered representative at any time within 60 days after receipt of the contract. Within 10 days of receipt of the contract by the Company, the Company will pay to the contract owner the contract value, less any debt, computed at the end of the valuation period during which the contract is received by the Company. In the case of a replacement of a contract issued by a New York insurance company, the contract owner may have the right to reinstate the prior contract. The contract owner should consult with his or her registered representative or attorney regarding this matter prior to purchasing the new contract.

         Replacement of an existing annuity contract generally is defined as the purchase of a new annuity contract in connection with (a) the lapse, partial or full surrender or change of, or borrowing from, an existing annuity or life insurance contract or (b) the assignment to a new issuer of an existing annuity contract. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing annuity contract. Therefore, a contract owner should consult with his or her registered representative or attorney regarding whether the purchase of a new annuity contract is a replacement of an existing annuity or life insurance contract.


NEW ANNUITY SERVICE OFFICE MAILING ADDRESS

         The Annuity Service Office mailing address has been changed to:

              The Manufacturers Life Insurance Company of New York
                             Annuity Service Office
                                  P.O. Box 9013
                              Boston, MA 02205-9013



                THE DATE OF THIS SUPPLEMENT IS NOVEMBER 10, 1998.


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